UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 5, 2013 (March 30, 2013)

CARBON NATURAL GAS COMPANY
(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7043
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 3, 2013, the Board of Directors of Carbon Natural Gas Company (“Carbon” or the “Company”) finalized the awards of shares of restricted stock under the Plan to each of its non-employee directors.  Each non-employee director was awarded 80,000 restricted stock shares.  The awards were made pursuant to restricted stock agreements which provide that the non-employee director will forfeit, for no consideration, all such restricted shares in the event of termination of the Director’s membership on the Board for Cause (as such term is defined in the form of restricted stock agreement).  Additionally, the restricted stock agreements provide that the forfeiture restrictions will lapse upon a change in control of Carbon or the death or disability of such non-employee director (in each case as defined in the form of restricted stock agreement).  The foregoing is not a complete description of all the terms and conditions of the restricted stock agreements and is qualified in its entirety by the full text of the restricted stock agreements, a form of which is incorporated as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 30, 2013, the Board finalized and approved new Employment Agreements with (1) Patrick R. McDonald (Chief Executive Officer), (2) Mark D. Pierce (President) and (3) Kevin D. Struzeski (Chief Financial Officer).

Under his new Employment Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference (the “CEO Employment Agreement”), Mr. McDonald will receive an initial annual base salary of $300,000, and he will receive certain benefits and perquisites, including being eligible to participate in medical and dental insurance plans, group term life and disability insurance plans, participation in the Company’s defined contribution 401(k) retirement plan, membership in two social clubs and payment of premiums for a life insurance policy on Mr. McDonald’s life.  The initial term of Mr. McDonald’s Employment Agreement expires December 31, 2015, which term will automatically be extended for successive terms of one-year unless at least three months prior to the end of the then current term the Board gives Mr. McDonald written notice of termination effective as of the end of such then current term.

Further, the CEO Employment Agreement provides for certain payments and benefits if Mr. McDonald’s employment is subject to an Involuntarily Termination (as defined in the CEO Employment Agreement) within two years following a Change of Control (as defined in the CEO Employment Agreement) of Carbon, including, subject to Mr. McDonald’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties:

●
a lump sum payment equal to the greater of (i) all base salary and other Compensation due under the terms of the CEO Employment Agreement over the remainder of the then current term, or (ii) 150% of his Compension;

●
any component of Compensation and all equity-based awards previously granted to Mr. McDonald will become 100% vested and any forfeiture conditions will lapse, provided that if the terms of any plan or other agreement relating to such Compensation or equity-based award provide for vesting upon the occurrence of a Change in Control, then the vesting terms of such plan or other agreement will control;

●
if any payment, distribution, or benefit, whether pursuant to the CEO Employment Agreement or otherwise, is subject to the federal excise tax on “excess parachute payments,” under the terms of the agreement the amount payable will be reduced to an amount necessary to avoid such excise tax if doing so would result in a greater net after-tax benefit to Mr. McDonald.  No tax gross-up will be provided.

If Mr. McDonald’s employment with Carbon is subject to an Involuntary Termination other than within two years following a Change of Control, the CEO Employment Agreement provides, subject to Mr. McDonald’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties, for Mr. McDonald to receive:

●
a lump sum payment equal to the greater of (i) all base salary and other compensation due under the terms of the CEO Employment Agreement over the remainder of the then current term, or (ii) 150% of his Compensation;

●	continued coverage under Carbon’s medical, dental, disability and life insurance coverage for a period of 24 months; and

●	any component of Compensation and all equity-based awards previously granted to McDonald will become 100% vested and any forfeiture conditions will lapse.

The CEO Employment Agreement also includes nonsolicitation provisions, pursuant to which Mr. McDonald has agreed to refrain, until one year after his termination of employment, from knowingly, directly or indirectly soliciting for employment or causing the solicitation of any employees of the Company without the advance written consent of the Company, which consent may be withheld for any reason.  The foregoing is not a complete description of all the terms and conditions of the CEO Employment Agreement and is qualified in its entirety by the full text of the CEO Employment Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

As President of Carbon, under his Employment Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference (the “President Employment Agreement”), Mr. Pierce will receive an initial annual base salary of $200,000, and he will receive certain benefits and perquisites, including being eligible to participate in medical and dental insurance plans, group term life and disability insurance plans, participation in the Company’s defined contribution 401(k) retirement plan and he will be eligible to participate in all incentive compensation, stock incentive, performance unit or similar plans or programs as the Board may determine in its sole discretion.  The initial term of Mr. Pierce’s Employment Agreement expires December 31, 2015, which term will automatically be extended for successive terms of one-year unless at least three months prior to the end of the then current term the Board gives Mr. Pierce written notice of termination effective as of the end of such then current term.

Further, the President Employment Agreement provides for certain payments and benefits if Mr. Pierce’s employment is subject to an Involuntarily Termination (as defined in the President Employment Agreement) within two years following a Change of Control (as defined in the President Employment Agreement) of Carbon, including, subject to Mr. Pierce’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties:

●	a lump sum payment in an amount equal to 2 times Mr. Pierce’s “Compensation” (as defined in the President Employment Agreement);

●	100% of the annual cost to Carbon of the benefits provided to Mr. Pierce;

●
any component of Compensation and all equity-based awards previously granted to Mr. Pierce will become 100% vested and any forfeiture conditions will lapse, provided that if the terms of any plan or other agreement relating to such Compensation or equity-based award provide for vesting upon the occurrence of a Change in Control, then the vesting terms of such plan or other agreement will control;

●
if any payment, distribution, or benefit, whether pursuant to the President Employment Agreement or otherwise, is subject to the federal excise tax on “excess parachute payments,” under the terms of the agreement the amount payable will be reduced to an amount necessary to avoid such excise tax if doing so would result in a greater net after-tax benefit to Mr. Pierce.  No tax gross-up will be provided.

If Mr. Pierce’s employment with Carbon is subject to an Involuntary Termination other than within two years following a Change of Control, the President Employment Agreement provides, subject to Mr. Pierce’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties, for Mr. Pierce to receive:

●
a lump sum payment equal to the greater of (i) all base salary and other Compensation due under the terms of the President Employment Agreement over the remainder of the then current term, or (ii) 100% of his Compensation;

●	the cost to provide benefits to Mr. Pierce for a period of 12 months from the date of termination; and

●	any component of Compensation and all equity-based awards previously granted to Mr. Pierce will become 100% vested and any forfeiture conditions will lapse.

The President Employment Agreement also includes nonsolicitation provisions, pursuant to which Mr. Pierce has agreed to refrain, until one year after his termination of employment, from knowingly, directly or indirectly soliciting for employment or causing the solicitation of any employees of the Company without the advance written consent of the Company, which consent may be withheld for any reason.

The President Employment Agreement also subjects Mr. Pierce to a noncompetition covenant, pursuant to which Mr. Pierce has agreed that for a period of three (3) years after he ceases to be an employee of the Company (or its subsidiary) for any reason whatsoever, he will not (directly or indirectly), (i) use, for his own purpose, or for any purposes other than those of the Company, any information or technology, which he may have acquired or may in the future acquire in relation to the business or affairs of the Company or (ii) engage in competition (as described in the President Employment Agreement) within a 2000 foot radius surrounding any well in which the Company holds an interest and which produces oil, natural gas or liquids.  The foregoing is not a complete description of all the terms and conditions of the President Employment Agreement and is qualified in its entirety by the full text of the President Employment Agreement attached as Exhibit 10.3 to this Current Report on Form 8-K.

Mr. Struzeski, under his Employment Agreement attached hereto as Exhibit 10.4 and incorporated herein by reference (the “CFO Employment Agreement”), will receive an initial annual base salary of $225,000, and he will receive certain benefits and perquisites, including being eligible to participate in medical and dental insurance plans, group term life and disability insurance plans, participation in the Company’s defined contribution 401(k) retirement plan and he will be eligible to participate in all incentive compensation, stock incentive, performance unit or similar plans or programs as the Board may determine in its sole discretion.  The initial term of Mr. Struzeski’s Employment Agreement expires December 31, 2015, which term will automatically be extended for successive terms of one-year unless at least three months prior to the end of the then current term the Board gives Mr. Struzeski written notice of termination effective as of the end of such then current term.

Further, the CFO Employment Agreement provides for certain payments and benefits if Mr. Struzeski’s employment is subject to an Involuntarily Termination (as defined in the CFO Employment Agreement) within two years following a Change of Control (as defined in the CFO Employment Agreement) of Carbon, including, subject to Mr. Struzeski’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties:

●	a lump sum payment in an amount equal to 2 times Mr. Struzeski’s “Compensation” (as defined in the CFO Employment Agreement);

●	100% of the annual cost to Carbon of the benefits provided to Mr. Struzeski;

●
any component of Compensation and all equity-based awards previously granted to Mr. Struzeski will become 100% vested and any forfeiture conditions will lapse, provided that if the terms of any plan or other agreement relating to such Compensation or equity-based award provide for vesting upon the occurrence of a Change in Control, then the vesting terms of such plan or other agreement will control;

●
if any payment, distribution, or benefit, whether pursuant to the CFO Employment Agreement or otherwise, is subject to the federal excise tax on “excess parachute payments,” under the terms of the agreement the amount payable will be reduced to an amount necessary to avoid such excise tax if doing so would result in a greater net after-tax benefit to Mr. Struzeski.  No tax gross-up will be provided.

If Mr. Struzeski’s employment with Carbon is subject to an Involuntary Termination other than within two years following a Change of Control, the CFO Employment Agreement provides, subject to Mr. Struzeski’s execution and non-revocation of a release of claims against Carbon and certain affiliated parties, for Mr. Struzeski to receive:

●
a lump sum payment equal to the greater of (i) all base salary and other Compensation due under the terms of the CFO Employment Agreement over the remainder of the then current term, or (ii) 100% of his Compensation;

●	the cost to provide benefits to Mr. Struzeski for a period of 12 months from the date of termination; and

●	any component of Compensation and all equity-based awards previously granted to Mr. Struzeski will become 100% vested and any forfeiture conditions will lapse.

The CFO Employment Agreement also includes nonsolicitation provisions, pursuant to which Mr. Struzeski has agreed to refrain, until one year after his termination of employment, from knowingly, directly or indirectly soliciting for employment or causing the solicitation of any employees of the Company without the advance written consent of the Company, which consent may be withheld for any reason.  The foregoing is not a complete description of all the terms and conditions of the CFO Employment Agreement and is qualified in its entirety by the full text of the CFO Employment Agreement attached as Exhibit 10.4 to this Current Report on Form 8-K.

Effective April 3, 2013, the Board made awards of restricted stock to Mr. McDonald (400,000 shares), Mr. Pierce (200,000 shares) and Mr. Struzeski (200,000 shares).  Under the terms of the restricted stock agreements, the forfeiture restrictions on one-third of the aggregate number of restricted shares awarded to each officer will lapse on each of the first three anniversaries of the date of the restricted stock agreement so long as such officer has been continuously employed by Carbon or one of its subsidiaries from the date of the restricted stock agreement through such applicable anniversary.  Pursuant to the restricted stock agreements, in the event of certain triggering events, such as a change in control of Carbon or an involuntary termination, death or disability of such officer (in each case as defined in the form of restricted stock agreement), the forfeiture restrictions shall lapse as to all remaining shares of restricted stock.  The foregoing is not a complete description of all the terms and conditions of the restricted stock agreements and is qualified in its entirety by the full text of the restricted stock agreement, a form of which is incorporated as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Form of Non-Employee Director Restricted Stock Agreement.
10.2	CEO Employment Agreement.
10.3	President Employment Agreement.
10.4	CFO Employment Agreement.
10.5	Form of Officer Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON NATURAL GAS COMPANY

/s/ Patrick R. McDonald
Patrick R. McDonald, Chief Executive Officer
Dated: April 5, 2013